                                                                   EXHIBIT 10.40


                               SUBLEASE AGREEMENT


THIS SUBLEASE AGREEMENT is entered into as of the 28th day of September 1995, by and between CCS Technology Group, Inc., hereinafter referred to as SUBLESSOR, and Phoenix International Ltd., Inc., a Florida corporation, hereinafter referred to as SUBLESSEE

                                  WITNESSETH:

WHEREAS, the SUBLESSOR leases space in the Spectrum Building; and

SUBLESSE desires to sublease a portion of such space, the terms of this SUBLEASE AGREEMENT are as follows:

1. The space to be subleased is known as Suite 120 and contains approximately 7,000 square feet of rentable space (see attached "Exhibit A").

2. The term of the SUBLEASE shall commence on October 1, 1995, and shall continue through December 31, 1996. SUBLESSE shall have access immediately to prepare the space for use.

3. The total price shall be fourteen dollars ($14) per square foot per year. The monthly rent will be $8,167.00 plus State of Florida sales tax. SUBLESSEE will be responsible for any after hours air conditioning/heating. No other charges apply to SUBLESSEE.

4. The SUBLESSEE's occupancy of the SUBLEASED PREMISES shall be subject to the terms and conditions of that master Lease except to the extent that such terms and conditions are inconsistent within this SUBLEASE AGREEMENT in which case the terms of this SUBLEASE AGREEMENT shall govern.

5. SUBLESSEE understands and agrees that this SUBLEASE, including all improvements, is subject to the prior written approval of LESSOR, ASR SPECTRUM, LTD., as signified by their signature below. SUBLESSEE acknowledges and agrees to take the premises in an "As Is" condition, with no repairs, alterations or improvements to be made by SUBLESSOR or LANDLORD.

6. SUBLESSEE shall hold LANDLORD and SUBLESSOR harmless from all claims, or causes of action resulting from injuries to persons or property arising out of the use, occupancy or condition of the SUBLEASED PREMISES and shall continue to carry public liability insurance, as previously approved by the LANDLORD.

7. SUBLESSOR agrees to remain primarily liable to LESSOR under the terms of the underlying LEASE AGREEMENT.

8. Both parties agree that if, at the end of the term of this sublease, SUBLESSOR does not require the space for its own use, or for a related party's use and if SUBLESSOR desires to continue to sublet Suite 120, SUBLESSEE will have the right of first refusal to sublet the Suite on terms and conditions which the parties will negotiate at that time.



SIGNED IN THE PRESENCE OF:            SUBLESSOR:

                                      CCS Technology Group, Inc.
- -------------------------------       900 Winderley Place, Suite 200
                                      Maitland, FL 32751
- -------------------------------
                                      By:
                                             -------------------------
                                      Title:
                                             -------------------------
                                      Date:
                                             -------------------------

                                      SUBLESSEE:

/s/  Lois J. Smail                    Phoenix International Ltd., Inc.
- -------------------------------       900 Winderley Place, Suite 140
/s/  Ruthann M. Rackawack             Maitland, FL 332751
- -------------------------------
                                      BY:  /s/ Ralph Reichard
                                          ---------------------------
                                      Title:  President
                                             -------------------------
                                      Date:  September 28, 1995
                                            --------------------------

                                      APPROVED BY LESSOR:

                                      ASR SPECTRUM, LTD.
                                      900 Winderley Place
                                      Maitland, FL 32751

                                      By:
                                            --------------------------
                                      Date:
                                            --------------------------

                                 [BLUEPRINT]


FIRST FLOOR PLAN



THE SPECTRUM OFFICE BUILDING